                                     GENERAL
                                    AMERICAN
                                    INVESTORS

                               1995 ANNUAL REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


FINANCIAL SUMMARY
-------------------------------------------------------------------

                                                    1995              1994
                                                    ----              ----
Net assets-December 31 ....................     $ 573,693,425     $ 519,722,159
Net investment income .....................         1,961,039         1,120,006
Net realized gain .........................        63,862,317        36,008,556
Net increase (decrease)
   In unrealized appreciation .............        42,984,363       (54,306,884)

Per Common Share-December 31
   Net asset value ........................     $       23.94     $       22.31
   Market price ...........................     $       20.00     $       19.00
Discount from net asset value .............           -16.50%           -14.80%

Common Shares outstanding .................        23,962,716        23,291,771
Common stockholders of record .............             6,960             7,528
Market price range* (high-low) ............     $21.88-$18.75     $22.75-$18.75
Market volume-shares ......................         6,421,800         4,129,300

*Unadjusted for dividend payments.

DIVIDEND SUMMARY
----------------------------------------------------------------------------
Distributions Applicable to Income Earned and Gains Realized in 1995

                                                   Ordinary     Long-Term
Record Date /Payment Date                           Income     Capital Gain   Total
-------------------------                           ------     ------------   -----
Nov. 13, 1995 / Dec. 21, 1995 ..............       $   .12*    $   2.46    $   2.58
Jan. 22, 1996 /Feb. 12, 1996 ...............           .01          .31         .32
                                                   -------     --------    --------
Total ......................................       $   .13*    $   2.77    $   2.90
                                                   =======     ========    ========

*Includes short-term capital gain in the amount of $.03 per share.

Distributions Applicable to Income Earned and Gains Realized in 1994

                                                 Ordinary      Long-Term
Record Date / Payment Date                        Income      Capital Gain    Total
--------------------------                        ------      ------------    -----
Nov. 14, 1994 / Dec. 22, 1994 ............        $   .06     $   1.18     $   1.24
Jan. 23, 1995 / Mar. 13, 1995 ............             --          .41          .41
                                                  -------     --------     --------
Total ....................................        $   .06     $   1.59     $   1.65
                                                  =======     ========     ========

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401

1        TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
         General American Investors

General American Investors had a good year in 1995. Our net asset value rose by 23.1%, on a total return basis, well above the Company's average annual return for the past 20 years of 16.6%. While our results for the full year trailed the extraordinary 37.5% gain for the Standard & Poor's 500 Stock Index, relative performance improved in the second half of the year.

                                                          GAM                S&P 500
First Half ...............................                 7.9%              20.1%
Second Half ..............................                14.1               14.5
Full Year ................................                23.1               37.5

A new management was elected and took office on August 9th. The combination of carefully controlled costs and significantly higher investment income has resulted in sharply improved net income. In a continuing effort to maximize shareholder value, our stock repurchase program was executed aggressively. During the year, approximately 6% of the Company's common stock was repurchased at an average discount from net asset value of 16.5%.

As the new year unfolds, the slowing of the economy is likely to continue and corporate profits, generally, are expected to moderate. Interest rates should remain at reasonable levels and inflation should continue in check. Our portfolio should perform well. It is dominated by high quality companies whose growth is largely independent of broad economic trends, and by financially oriented businesses that tend to benefit from a favorable interest rate environment. Our cash cushion of around 13%, while reflecting some current caution, should allow us to respond rapidly to future opportunities.

We are focused on enhancing the value of the portfolio for the shareholders and we thank you for your continuing support.

Mr. Harold J. Kingsberg retired as Executive Vice-President on December 31, 1995 and became a financial consultant to the Company on January 1, 1996. In addition, he will not be standing for reelection as a Director at the annual meeting on March 13, 1996. Mr. Kingsberg joined the Company in 1963 as a Vice-President and was elected to the Board in 1980. Mr. William T. Golden, who became a Director in 1961, and Dr. William O. Baker, who joined the Board in 1983, will also be stepping down as Directors at the time of the annual meeting in March. Mr. Golden and Dr. Baker have agreed to serve as Directors Emeriti after that date. We express gratitude and deepest appreciation for the long and distinguished services each of these gentlemen provided to the Company and we are pleased that we will continue to have access to their counsel.

As mentioned in the mid-year report, on May 10, 1995, Mr. Arthur G. Altschul retired as Chairman of the Board and as a Director of the Company. In recognition of his service of 43 years to the Company, his leadership as a Chairman during the last 34 years and the high esteem in which he is held, the Directors named him Chairman Emeritus.


By Order of the Board of Directors, GENERAL AMERICAN INVESTORS COMPANY, INC.



Spencer Davidson
President and Chief Executive Officer

2        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

In addition, General American Investors is an investment adviser registered under the Investment Advisers Act of 1940. It provides investment management services to outside accounts whose objectives are compatible with those of the Company.

                                Investment Policy

The Primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential. Normally, a substantially fully-invested position in equities is maintained.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective using a three-year time horizon. A continuous investment research program, with the stress on fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, which cover a broad range of experience in business and financial affairs, is on page 16 of this report.

                                Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.


                               "GAM" Common Stock

As a closed-end investment company, General American Investors is not engaged in a continuous offering of its shares. The common stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a period of time. While shares of GAM frequently sell at a discount from their underlying net asset value, they, periodically, and as recently as early 1993, have sold at a premium over net asset value. During 1995, the stock sold at discounts from net asset value which ranged from 10.2% (April 20) to 18.4% (October 12). At December 31, the price of the stock was at a discount of 16.5% as compared with a discount of 14.8% a year earlier.

3        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors
                                    [CAPTION]

"The  Company's   investment   objective  is  long-term  capital   appreciation.
Fundamental security analysis is used to select individual stocks considered to have above average growth potential using a three-year time horizon."

                                 Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year. Dividends from income have been paid continuously on the common stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-1995 (except for the year 1974). (A table listing dividends paid during the 20-year period 1976 -1995 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid in additional shares of common stock unless the stockholder specifically requests payments in cash. Spill-over dividends of nominal amounts are paid in cash only.

                          Investment Advisory Services

In addition to managing General American Investors' own portfolio, the Company is engaged in managing, on a discretionary basis, investment accounts for three advisory clients. In general, the clients are educational institutions for whom a portion of the endowment funds is managed. As of December 31, 1995, the aggregate value of the advisory accounts under management was approximately $48 million.

4        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]
      "Total return on $10,000 investment 20 years ended December 31, 1995"

The investment return for a stockholder of General American Investors (GAM) over the 20 years ended December 31, 1995 is shown in the table below and in the accompanying chart. The return on GAM's total net assets in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1976.

The Stockholder Return is the actual return a shareholder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Total Net Assets Return is the time-weighted total rate of return on the Company's total net assets assuming monthly compounding of total net assets, including dividend and interest income but excluding advisory fee income and operating expenses, and after adjustments for cash flows such as GAM dividends and purchases of GAM shares.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                                                  GENERAL AMERICAN INVESTORS
                                       ------------------------------------------------------
                                       STOCKHOLDER RETURN             TOTAL NET ASSETS RETURN      STANDARD & POOR'S 500 RETURN
                                       ------------------             -----------------------      ----------------------------
                                 CUMULATIVE       ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN
                                 INVESTMENT                        INVESTMENT                      INVESTMENT
                   1976          $ 13,652             36.52%        $ 12,294       22.94%           $ 12,394       23.94%
                   1977            14,291              4.68           12,696        3.27              11,505       (7.17)
                   1978            15,126              5.84           15,224       19.91              12,262        6.58
                   1979            24,868             64.41           21,744       42.83              14,543       18.60
                   1980            42,759             71.95           31,553       45.11              19,262       32.45
                   1981            48,414             13.22           32,578        3.25              18,305       (4.97)
                   1982            57,752             19.29           38,345       17.70              22,250       21.55
                   1983            67,174             16.31           47,248       23.22              27,267       22.55
                   1984            62,361             (7.16)          43,624       (7.67)             28,980        6.28
                   1985            77,833             24.81           59,264       35.85              38,186       31.77
                   1986            86,529             11.17           65,564       10.63              45,323       18.69
                   1987            72,586            (16.11)          66,114        0.84              47,698        5.24
                   1988            88,018             21.26           76,501       15.71              55,583       16.53
                   1989           130,792             48.60          104,630       36.77              73,158       31.62
                   1990           136,020              4.00          111,484        6.55              70,898       (3.09)
                   1991           251,640             85.00          180,470       61.88              92,451       30.40
                   1992           288,827             14.78          189,565        5.04              99,468        7.59
                   1993           242,859            (15.92)         187,215       (1.24)            109,534       10.12
                   1994           223,758             (7.86)         182,890       (2.31)            110,925        1.27
                   1995           271,246             21.22          225,119       23.09             152,522       37.50


5        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $350,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1976 through 1995 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Total Net Assets, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

                    COMPARATIVE ANNUALIZED INVESTMENT RESULTS
--------------------------------------------------------------------------------------
  YEARS ENDED                          STOCKHOLDER        GAM TOTAL          S&P 500
DECEMBER 31, 1995                        RETURN           NET ASSETS       STOCK INDEX
-----------------                        ------           ----------       -----------
 1 year .....................              21.2%            23.1%            37.5%
 5 years ....................              14.8             15.1             16.6
10 years ....................              13.3             14.3             14.9
15 years ....................              13.1             14.0             14.8
20 years ....................              17.9             16.6             14.6

6        MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors

INCREASES                                               SHARES                    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------
        NEW POSITIONS
        Chrysler Corporation                               40,000                    40,000
        Life Re Corporation                               310,500                   310,500
        Prudential Reinsurance Holdings, Inc.             125,500                   125,500
        U.S. Bancorp                                      367,500 #                 367,500
        Western Waste Industries                           75,000                    75,000

        ADDITIONS
        AAPC Ltd.                                       2,625,000                 8,345,000
        BioChem Pharma Inc.                                30,000                   186,000
        Caremark International Inc.                        24,000                   300,000
        Ford Motor Company                                 93,000                   360,000 +
        Huntingdon International Holdings PLC-ADR          19,000                   669,500
        Sensormatic Electronics Corporation                89,500                   665,000
        USA Waste Services, Inc.                           25,000                   692,000

DECREASES
--------------------------------------------------------------------------------------------------------
        ELIMINATIONS
        Bed Bath & Beyond Inc.                            176,500                    --
        Carnival Corp. Class A                            109,500                    --
        Luxottica Group S.p.A.-ADR                         86,000                    --
        Nine West Group Inc.                               30,500                    --
        Philips-Van Huesen Corporation                    132,000                    --
        Unocal Corporation                                376,500                    --
        Value Health, Inc.                                 70,500                    --
        West One Bancorp                                  250,000 #                  --

        REDUCTIONS
        Alpha-Beta Technology, Inc.                        80,000                   212,000
        Ann Taylor Stores Corporation                     155,500                    75,000
        Avid Technology, Inc.                              50,000                    86,500
        Biogen, Inc.                                       50,000                    36,000
        Brinker International Inc.                         61,000                   496,500
        Buffets, Inc.                                      30,000                 1,344,000
        The Walt Disney Company                            30,500                    70,500
        PepsiCo, Inc.                                      38,500                   203,000
        Perrigo Company                                    16,500                   218,500
        Stewart Enterprises, Inc. Class A                  30,000                   104,500
        United Healthcare Corporation                      73,000                   324,500
        U.S. Healthcare, Inc.                              28,500                   438,000
        Werner Enterprises, Inc.                          113,500                   221,000
        Wolters Kluwer NV-ADR                              64,000                    65,000

* Excludes transactions in Stocks - Miscellaneous - Other.
+ Includes shares purchased in prior period and previously carried under
   Stocks - Miscellaneous - Other.
# 367,500 shares of U.S. Bancorp were received in exchange for 250,000 shares of West One Bancorp in conjunction with a merger.

                                    [CAPTION]

"The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1976-1995. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS PER COMMON SHARE (1976-1995)
-------------------------------------------------------------------------------

                         DIVIDEND FROM
                                       LONG-TERM
YEAR             INCOME #             CAPITAL GAINS
----             -------              -------------
1976              $.24                $.98
1977               .22                 .70
1978               .28                 .94
1979               .38                1.74
1980               .50                2.99
1981               .63                3.63
1982               .36                1.15
1983               .67                2.38
1984               .28                1.35
1985               .47                1.07
1986               .36                2.15
1987               .35                1.54
1988               .29                1.69
1989               .23                1.56
1990               .21                1.65
1991               .09                3.07
1992               .03                2.93
1993               .06                2.34
1994               .06                1.59
1995               .13                2.77

#Includes short-term capital gains per share which amounted to $.04 in 1980, $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989 and $.03 in 1995.

7        TEN LARGEST INVESTMENT HOLDINGS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]

"The statement of investments as of December 31, 1995, shown on pages 8 and 9 includes 61 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                                          % TOTAL
                                                                                               SHARES        VALUE       NET ASSETS
THE HOME DEPOT, INC.                                                                           765,500      $ 36,552,625     6.4%
The leading company in home retailing, Home Depot's innovative merchandising, strong balance sheet and excellent management has enabled the Company to gain share in a fragmented industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
AB ASTRA                                                                                       646,000        25,758,375     4.5
A prescription drug company headquartered in Sweden, Astra is exhibiting strong earnings growth driven by its antiulcer drug Prilosec, and both product line and geographic expansion of its direct sales effort.
---------------------------------------------------------------------------------------   ------------      ------------     ----
PFIZER INC.                                                                                    392,000        24,696,000     4.3
One of the fastest growing drug companies, driven by a strong base of new products, with many more promising agents on the horizon. Among its well known products are "Zoloft" antidepressant, "Zithromax" antibiotic, "Norvasc"
and "Procardia XL" cardiovascular drugs and "Diflucan" anti-fungal infection drug.
---------------------------------------------------------------------------------------   ------------      ------------     ----
UNITED HEALTHCARE CORPORATION                                                                  324,500        21,214,188     3.7
The largest and one of the most highly regarded for-profit managed care companies, UNH owns and manages health maintenance organizations and provides specialty managed care services to individuals through employers, employee groups, insurers and HMO operators on a national basis.
---------------------------------------------------------------------------------------   ------------      ------------     ----
U.S. HEALTHCARE, INC.                                                                          438,000        20,367,000     3.5
The largest for-profit managed care company in the Northeast, USHC has major positions in Pennsylvania, New Jersey and New York and has recently entered most other markets from New Hampshire to Georgia.
---------------------------------------------------------------------------------------   ------------      ------------     ----
BUFFETS, INC.                                                                                1,344,000        18,480,000     3.2
The largest chain of buffet style restaurants in the U.S., Buffets provides substantial variety and quantity of prepared foods for lunch and dinner at prices only slightly above fast food.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WAL-MART STORES, INC.                                                                          825,000        18,356,250     3.2
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the nation's largest retailer with ongoing growth opportunities in the U.S. and abroad.
---------------------------------------------------------------------------------------   ------------      ------------     ----
AMERICAN INTERNATIONAL GROUP, INC.                                                             195,500        18,083,750     3.1
A leading global insurance organization, AIG's member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions, and are engaged in a range of financial services businesses including airline leasing, commodity trading and swap activity.
Returns are high and growing at an above-average rate. Costs are low and the balance sheet is AAA rated.
---------------------------------------------------------------------------------------   ------------      ------------     ----
REUTERS HOLDINGS PLC-ADR                                                                       289,000        15,931,125     2.8
A leading worldwide provider of news, financial information and transaction products, Reuters enters markets which utilize its information gathering, processing and distribution capabilities.
---------------------------------------------------------------------------------------   ------------      ------------     ----
MEDTRONIC, INC.                                                                                273,000        15,253,875     2.7
The biggest, strongest medical device company in the world, Medtronic's growth has accelerated due to its strengthening presence in defibrillators, substantial position in pacemakers, neurological devices, angioplasty and drug pumps. Its technical prowess and marketing are major competitive advantages.
---------------------------------------------------------------------------------------   ------------      ------------    ----
                                                                                                            $214,693,188   37.4%
                                                                                                            ============   =====

8        STATEMENT OF INVESTMENTS: DECEMBER 31, 1995
-------------------------------------------------------------------------------
         General American Investors

STOCKS                                                  SHARES OR         VALUE
ISSUER                                               PRINCIPAL AMOUNT   (NOTE 1a)
COMPUTER SOFTWARE AND SYSTEMS (1.5%)
Avid Technology, Inc.+ .............................      86,500     $ 1,643,500
Cisco Systems, Inc.+ ...............................      91,500       6,828,188
                                                                      ----------
                        (COST $5,092,078) ..........        --         8,471,688
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (14.0%)
AAPC Ltd. .........................................     8,345,000      4,539,680
Brinker International Inc.+ .......................       496,500      7,509,563
Buffets, Inc.+ ....................................     1,344,000     18,480,000
The Cheesecake Factory Incorporated+ ..............       168,000      3,612,000
Chrysler Corporation ..............................        40,000      2,205,000
The Walt Disney Company ...........................        70,500      4,150,688
Ethan Allen Interiors, Inc.+ ......................       268,500      5,470,687
Ford Motor Company ................................       360,000     10,395,000
Hormel Foods Corporation ..........................       255,000      6,279,375
PepsiCo, Inc. .....................................       203,000     11,342,625
Perrigo Company+ ..................................       218,500      2,594,687
Stewart Enterprises, Inc. Class A .................       104,500      3,866,500
                                                                      ----------
                        (COST $64,758,545) ........          --       80,445,805
                                                                      ----------

DATA INFORMATION AND SERVICES (2.8%)
Reuters Holdings PLC-ADR ..........................      289,000      15,931,125
                                                                      ----------
                        (COST $2,577,709)

ELECTRONICS (2.0%)
Sensormatic Electronics Corporation ...............      665,000      11,554,375
                                                                      ----------
                        (COST $14,397,392)

ENVIRONMENT CONTROL
  (INCLUDING SERVICES) (2.6%)
USA Waste Services, Inc.+ .........................      692,000      13,061,500
Western Waste Industries+ .........................       75,000       2,053,125
                                                                      ----------
                        (COST $16,895,619) ........         --        15,114,625
                                                                      ----------

FINANCE AND INSURANCE (19.8%)
Alexander Haagen Properties, Inc. ..................     143,000       1,751,750
American International Group, Inc. .................     195,500      18,083,750
Banco Popular Espanol, S.A .........................      16,000       2,952,000
Crestar Financial Corp. ............................     156,000       9,223,500
First Empire State Corporation .....................      56,500      12,317,000
General Re Corporation .............................      84,500      13,097,500
Golden West Financial Corporation ..................     168,500       9,309,625
JDN Realty Corporation .............................     118,500       2,651,437
Life Re Corporation ................................     310,500       7,762,500
Prudential Reinsurance Holdings, Inc. ..............     125,500       2,933,562
TIG Holdings, Inc. .................................     237,500       6,768,750
Transatlantic Holdings, Inc. .......................     156,500      11,483,188
U.S. Bancorp .......................................     367,500      12,357,188
Walden Residential Properties ......................     126,500       2,640,687
                                                                     -----------
                        (COST $58,446,577) .........        --       113,332,437
                                                                     -----------

HEALTH CARE  (24.4%)
     PHARMACEUTICALS (11.7%)
AB Astra Class A ..................................      319,500      12,780,000
AB Astra Class B ..................................      326,500      12,978,375
Alpha-Beta Technology, Inc.+ ......................      212,000       2,623,500
BioChem Pharma Inc.+ ..............................      186,000       7,463,250
Biogen, Inc.+ .....................................       36,000       2,214,000
Pfizer Inc. .......................................      392,000      24,696,000
Vertex Pharmaceuticals Incorporated+ ..............      158,500       4,200,250
                                                                      ----------
                        (COST $27,867,414) ........         --        66,955,375
                                                                      ----------

9        STATEMENT OF INVESTMENTS: DECEMBER 31, 1995
--------------------------------------------------------------------------------
         General American Investors

STOCKS                                               SHARES OR          VALUE
ISSUER                                            PRINCIPAL AMOUNT    (NOTE 1a)
HEALTH CARE (CONT'D)
     MEDICAL INSTRUMENTS AND DEVICES
     (2.7%)
Medtronic, Inc. ..................................       273,000     $15,253,875
                                                                     -----------
                        (COST $4,403,477) ........          --



     HEALTH CARE SERVICES (10.0%)
Applied Bioscience International Inc.+ ...........     1,036,000       6,993,000
Caremark International Inc. ......................       300,000       5,437,500
Huntingdon International Holdings PLC-ADR+ .......       669,500       3,682,250
United Healthcare Corporation ....................       324,500      21,214,188
U.S. Healthcare, Inc. ............................       438,000      20,367,000

                                                                     -----------
                       (COST $46,581,320) ........          --        57,693,938
                                                                     -----------
                       (COST $78,852,211) ........          --       139,903,188
                                                                     -----------


MISCELLANEOUS (3.4%)
Manpower Inc. ....................................       186,000       5,231,250
Other ............................................          --        14,352,305
                                                                      ----------
                        (COST $18,036,659) .......          --        19,583,555
                                                                      ----------

OIL & NATURAL GAS (INCLUDING SERVICES) (2.3%)
Texaco Inc. ......................................       169,500      13,305,750
                                                                      ----------
                         (COST $11,403,753) ......          --


PUBLISHING AND BROADCASTING (2.8%)
Comcast UK Cable Partners Limited Class A + ......       250,000       3,125,000
International CableTel Incorporated + ............       172,000       4,214,000
TeleWest Communications PLC-ADR + ................       110,000       2,653,750
Wolters Kluwer NV-ADR ............................        65,000       6,158,750
                                                                      ----------
                        (COST $13,630,927) .......          --        16,151,500
                                                                      ----------

RETAIL TRADE (9.7%)
Ann Taylor Stores Corporation + ..................        75,000         778,125
The Home Depot, Inc. .............................       765,500      36,552,625
Wal-Mart Stores, Inc. ............................       825,000      18,356,250
                                                                      ----------
                        (COST $5,332,208) ........          --        55,687,000
                                                                      ----------

SPECIAL HOLDINGS  #+ (note 8) (0.9%)
Microbiological Associates, Inc. Preferred Series D      456,829        456,829
Microbiological Associates, Inc. Preferred Series E      384,242        384,242
Sequoia Capital IV ................................       ++            244,000
SUGEN, Inc. .......................................       28,888        300,796
Tempest Reinsurance Company Limited ...............       15,000      1,500,000
Warburg, Pincus Capital Partners, L.P. ............       ++          1,698,438
Welsh, Carson, Anderson & Stowe III ...............       ++            317,700
                                                                      ---------
                        (COST $5,751,599) .........         --        4,902,005*
                                                                      ---------

TRANSPORTATION (0.8%)
Werner Enterprises, Inc. .........................       221,000      4,475,250
                                                                      ---------
                        (COST $3,412,439) ........          --

TOTAL STOCKS (87.0%)    (COST $298,587,716)                         498,858,303
                                                                    ------------

SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 1/2-1/29/96; 5.65%-5.71%                      $17,100,000     17,017,611
General Electric Capital Corp. notes
   due 1/8-1/22/96; 5.74%-5.79%                       14,000,000     13,924,617
General Motors Acceptance Corp. notes
   due 1/4-1/25/96; 5.77%-5.80%                       26,600,000     26,457,532
Sears Roebuck Acceptance Corp. notes
 due 1/11-1/18/96; 5.68%-5.81%                        18,900,000     18,800,933
                                                                  -------------
                        (COST $76,200,693)                           76,200,693

Liabilities in excess of cash, receivables and other assets          (1,365,571)
                                                                   -------------

     TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (13.0%)       74,835,122
                                                                   -------------
NET ASSETS              (COST $373,422,838)                        $573,693,425
                                                                   =============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the Directors.
(see notes to financial statements)

10       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
         General American Investors

                                                                  December 31,
                                                         ----------------------------
ASSETS                                                        1995           1994
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  General portfolio securities
   ( cost $298,587,716 and  $343,823,577, respectively)   $498,858,303   $501,109,801
  Corporate discount notes
   ( cost $76,200,693 and  $18,983,181, respectively) .     76,200,693     18,983,181
                                                           -----------   ------------
                                                           575,058,996    520,092,982

INVESTMENT IN CONTROLLED AFFILIATE (NOTE 1b ) .........         (7,834)       101,850


CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................         35,168         89,071
  Receivable for securities sold ......................        454,742        357,711
  Dividends, interest and other receivables ...........      2,320,625      2,174,139
  Other ...............................................        854,276      1,006,977
                                                           -----------    -----------

TOTAL ASSETS ..........................................    578,715,973    523,822,730
                                                           -----------    -----------

LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      1,219,247        896,218
   Accrued expenses and other liabilities .............      3,803,301      3,204,353
                                                          ------------   ------------

TOTAL LIABILITIES .....................................      5,022,548      4,100,571
                                                          ------------   ------------

NET ASSETS ............................................   $573,693,425   $519,722,159
                                                          ============   ============


NET ASSETS
--------------------------------------------------------------------------------
   Common Stock, $1 par value ( notes 2 and 3 )
      Authorized 30,000,000 shares; outstanding
      23,962,716 (exclusive of 151,700 shares
      held in Treasury) and 23,291,771, respectively ..   $ 23,962,716   $ 23,291,771
   Paid-in Capital ( note 2 ) .........................    343,720,771    331,160,508
   Undistributed realized gain on securities sold (note 2)   7,302,076      9,366,010
   Distributions in excess of net income (note 2) .....     (1,562,725)    (1,382,354)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $222,213,880 and $202,592,587, respectively) ....    200,270,587    157,286,224
                                                          ------------   ------------

TOTAL NET ASSETS ......................................   $573,693,425   $519,722,159
                                                          ============   ============

NET ASSET VALUE PER SHARE .............................   $      23.94   $      22.31
                                                          ============   ============

(see notes to financial statements)

11       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
         General American Investors

                                                       YEAR ENDED DECEMBER 31,
INCOME                                                --------------------------
                                                       1995            1994
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $154,010 and $260,415, respectively) .....    $ 5,321,512     $5,403,836
   Interest ......................................      2,850,323        526,376
   Investment advisory fees (note 1d) ............        716,553      1,403,694
   Equity in net income (loss) of
     controlled affiliate (note 4) ...............       (109,684)         9,008
                                                      -----------     ----------
TOTAL INCOME .....................................      8,778,704      7,342,914
                                                      -----------     ----------

EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................      2,684,281      2,413,132
   Administration and operations .................      2,127,073      2,119,721
   Office space and general ......................        824,624        683,477
   Directors' fees and expenses ..................        494,724        456,448
   Transfer agent, custodian and registrar
     fees and expenses ...........................        216,682        244,149
   Auditing and legal fees .......................        199,000         84,900
   Stockholders' meeting and reports .............        162,881        120,881
   Miscellaneous taxes (note 1c) .................        108,400        100,200
                                                        ---------      ---------
TOTAL EXPENSES ...................................      6,817,665      6,222,908
                                                        ---------      ---------
NET INVESTMENT INCOME ............................      1,961,039      1,120,006
                                                        ---------      ---------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 6)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term, except for $713,565 in 1995) .....     63,862,317    36,008,556
  Net increase (decrease) in unrealized
    appreciation .................................     42,984,363   (54,306,884)
                                                     ------------   ------------

 NET GAIN (LOSS) ON INVESTMENTS ..................    106,846,680   (18,298,328)
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $108,807,719  ($17,178,322)
                                                     ============   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------
OPERATIONS                                             1995               1994
--------------------------------------------------------------------------------
   Net investment income .....................   $   1,961,039    $   1,120,006
   Net realized gain on sales of securities ..      63,862,317       36,008,556
   Net increase (decrease) in unrealized
     appreciation ............................      42,984,363      (54,306,884)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................     108,807,719      (17,178,322)
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................      (2,633,530)      (1,120,006)
   From long-term capital gain ...............     (65,253,760)     (33,344,358)
   In excess of net income ...................        (180,371)        (222,721)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (68,067,661)     (34,687,085)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      41,998,878       17,689,510
   Cost of Common Shares purchased (note 2) ..     (28,767,670)            --
                                                 -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS       13,231,208       17,689,510
                                                 -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ........      53,971,266      (34,175,897)

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF YEAR ............................     519,722,159      553,898,056
                                                 -------------    -------------

END OF YEAR (including distributions in
   excess of net income of $1,562,725 and
   $1,382,354, respectively) .................   $ 573,693,425    $ 519,722,159
                                                 =============    =============

( see notes to financial statements )

12     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. INVESTMENT IN CONTROLLED AFFILIATE The investment in the Company's wholly owned subsidiary, General American Advisers, Inc., is accounted for by the equity method.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INVESTMENT ADVISORY FEES Income from fees (charged, generally, at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

2. COMMON STOCK AND DIVIDEND DISTRIBUTIONS

Transactions in Common Stock during 1995 and 1994 were as follows:

                                                                     SHARES                      AMOUNT
                                                             ------------------------  ------------------------------
                                                              1995          1994          1995           1994
                                                             ------------------------  ------------------------------
                Shares issued in payment of dividends        2,092,369        913,007   $  2,092,369    $   913,007
                Increase in paid-in capital .........             --             --       39,906,509     16,776,503
                                                                                        ------------    -----------
                   Total increase ...................             --             --       41,998,878     17,689,510
                                                                                        ------------    -----------

                Shares purchased (at an average
                   discount from net asset value of
                   16.5%)............................        1,421,424           --       (1,421,424)          --
                Decrease in paid-in capital .........                                    (27,346,246)          --
                                                                                        ------------    -----------
                   Total decrease ...................                                    (28,767,670)          --
                                                                                        ------------    -----------
                Net increase ........................                                   $ 13,231,208    $17,689,510
                                                                                        ============    ===========

The cost of the 151,700 shares of Common Stock held in Treasury at December 31, 1995 amounted to $3,069,860.

On January 10, 1996, the Board of Directors declared on the Common Stock dividends of $7,409,315 from long-term capital gains and $239,010 from net income. These dividends are payable in cash on February 12, 1996 to stockholders of record on January 22, 1996.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

3. STOCK OPTION PLAN

The Company had a Stock Option and Stock Appreciation Right Plan which expired as of December 11, 1995. Under the Plan, rights relating to a maximum of 700,000 shares of Common Stock could have been granted to officers and key employees of the Company. No options were granted under the Plan.

13     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

4. OPERATIONS OF CONTROLLED AFFILIATE

A summary of the operations of General American Advisers, Inc. for 1995 and 1994 is shown in the following table:

                                                      YEAR ENDED DECEMBER 31,
                                                    --------------------------
                                                      1995           1994
                                                    -----------    -----------
Investment Advisory Fees ........................   $ 1,205,793    $ 1,930,996
                                                    -----------    -----------
Operating expenses (including compensation of
  officers - $536,035 and $936,355, respectively)     1,136,558      1,940,271
Federal, state and local taxes (credit) .........       178,919        (18,283)
                                                    -----------    -----------
                                                      1,315,477      1,921,988
                                                    ===========    ===========
Net income (loss) ...............................   ($  109,684)   $     9,008
                                                    ===========    ===========

On January 1, 1996, the business operation of General American Advisers, Inc. were transferred to the Company. This transfer will be accounted for as a combination of businesses under common control.

5. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 1995 and 1994 to its officers amounted to $2,534,928 and $2,298,395, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

6. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) during 1995 were $146,456,939 and $255,555,118, respectively. At December 31, 1995, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

7. GENERAL INFORMATION

Brokerage commissions during 1995 were $609,368, including $124,075 paid to Goldman, Sachs & Co. During the period January 1 through May 10, 1995, a director of the Company was a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

8. RESTRICTED SECURITIES

                                                                              DATE                     VALUE
                                                                            ACQUIRED      COST       (NOTE 1a)
                                                                            --------   -----------  ----------------
                      Microbiological Associates, Inc. Preferred Series D   12/20/91   $  861,500   $  456,829
                      Microbiological Associates, Inc. Preferred Series E   12/20/91      449,300      384,242
                      Sequoia Capital IV* ...............................   1/31/84     1,198,310      244,000
                      SUGEN,Inc. ........................................   10/29/93      324,990      300,796
                      Tempest Reinsurance Company Limited ...............   9/15/93     1,500,000    1,500,000
                      Warburg, Pincus Capital Partners, L.P.* ...........   10/04/83      454,872    1,698,438
                      Welsh, Carson, Anderson & Stowe III* ..............   3/10/83       462,327      317,700
                      Other .............................................                 500,300        --
                                                                                       ==========   ==========
                      Total .............................................              $5,751,599   $4,902,005
                                                                                       ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,402,163, $3,425,979 and $3,295,783, respectively. The initial investment in each limited partnership was $2,000,000.

9. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

As of December 31, 1995, the remaining minimum rental commitment under the operating lease is approximately $331,000 per annum in 1996 through 1997, $403,000 per annum in 1998 through 2002, and $504,000 per annum in 2003 through 2007.
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14       QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
         General American Investors

                                                             [CAPTION]

"The following is an unaudited summary of quarterly results of operations in 1995 and 1994 (thousands of dollars except for amounts per Common Share)."

                                                                         THREE MONTHS ENDED
                                                ------------------------------------------------------------------------------------
                                                     MARCH 31               JUNE 30            SEPTEMBER 30          DECEMBER 31
                                                ------------------    ------------------    -----------------   --------------------
                                                 1995        1994      1995       1994        1995      1994      1995         1994
                                                --------  --------    -------   --------    -------   -------   --------    --------
Total income ................................   $ 1,797   $  1,861    $ 2,120   $  1,689    $ 2,228   $ 2,052   $  2,634    $ 1,741
Net investment income .......................       125        311        586        249        586       495        664         65
Per Common Share ............................       .01        .01        .02        .01        .02       .03       .03          --

Net realized and unrealized
    gain (loss) on investments ..............    18,598    (25,334)    18,772    (16,102)    41,135    32,364     28,342     (9,226)
Per Common Share * ..........................       .76      (1.13)       .83       (.72)      1.87      1.44       1.08       (.53)

*Includes net effect of issuance of Common Shares in payment of dividends at the lower of net asset value or market value and purchase of Common Shares at market value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    [CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1995. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                                        1995          1994        1993         1992         1991
                                                                       ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................................   $   22.31    $   24.75   $   28.56    $   30.60    $   20.60
                                                                       ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................................         .08          .05         .03          --           .09
   Net gain (loss) on securities realized and unrealized ...........        4.54         (.94)       (.80)        1.05        12.05
                                                                       ---------    ---------   ---------    ---------    ---------
Total from investment operation ....................................        4.62         (.89)       (.77)        1.05        12.14
                                                                       ---------    ---------   ---------    ---------    ---------

Less Distributions
   Dividends from investment income ................................        (.11)*       (.05)       (.04)        (.03)        (.10)
   Distributions from capital gains ................................       (2.87)       (1.49)      (2.98)       (3.06)       (2.04)
   In excess of net income .........................................        (.01)        (.01)       (.02)          --           --
                                                                       ---------    ---------   ---------    ---------    ---------
Total distributions ................................................       (2.99)       (1.55)      (3.04)       (3.09)       (2.14)
                                                                       ---------    ---------   ---------    ---------    ---------
Net asset value, end of year .......................................   $   23.94    $   22.31   $   24.75    $   28.56    $   30.60
                                                                       =========    =========   =========    =========    =========
Per share market value, end of year ................................   $   20.00    $   19.00   $   22.25    $   30.00    $   29.00
                                                                       =========    =========   =========    =========    =========

TOTAL INVESTMENT RETURN - Stockholder Return based on
market price per share
                                                                          21.22%       -7.86%     -15.92%       14.78%       85.00%
RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of year
   (000's omitted) .................................................   $ 573,693    $ 519,722   $ 553,898    $ 586,489    $ 587,213
Ratio of expenses to average net assets ** .........................       1.25%        1.17%       1.16%        1.16%        1.02%
Ratio of net income to average net assets ..........................       0.36%        0.21%       0.14%        0.00%        0.37%
Portfolio turnover rate ............................................      29.14%       17.69%      19.50%       14.42%       21.30%
Shares outstanding, end of year
   (000's omitted) .................................................      23,963       23,292      22,379       20,534      19,187

*     Includes short-term capital gain in the amount of $.03 per share.

** The ratio of expenses, exclusive of expenses attributable to the advisory accounts which are managed directly by the Company, to average net assets was 1.12% for 1995, 0.85% for 1994, 0.78% for 1993, 0.80% for 1992, and
       0.75% for 1991.

15       REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
         General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 1995, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 1995, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


                                                              New York, New York
                                                                January 12, 1996

OFFICERS
--------------------------------------------------------------------------------
SPENCER DAVIDSON
President and Chief
Executive Vice Officer

VICTORIA HAMILTON
Executive Vice President
and Chief Operating Officer

S. LAWRENCE FEIT
Senior Vice-President

JOHN J. SMITH
Vice-President

ANDREW V. VINDIGNI
Vice-President

EUGENE L. DeSTAEBLER, JR.
Vice-President, Administration

PETER P. DONNELLY
Vice-President and Trader

DIANE G. RADOSTI
Treasurer

CAROLE ANNE CLEMENTI
Secretary

SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
Chemical Mellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499

16       DIRECTORS
--------------------------------------------------------------------------------
         General American Investors

LAWRENCE B. BUTTENWIESER, CHAIRMAN
Rosenman & Colin, Partner
Time Warner Inc., Director

MALCOLM B. SMITH, VICE-CHAIRMAN
Cybersmith, Inc., Director
Human Rights Watch, Director
New School for Social Research, Trustee
New York Foundation, Trustee

ARTHUR G. ALTSCHUL, JR.
SUGEN, Inc., Senior Director, Corporate Affairs
Access Radiology, Director
Medicis Pharmaceutical Corporation, Director

WILLIAM O. BAKER
AT&T-Bell Laboratories, Inc., Chairman (Retired)
College of Engineering and Applied Science of the University of Pennsylvania,
    Member, Board of Overseers
Harry Frank Guggenheim Foundation, Trustee
Andrew W. Mellon Foundation, Chairman Emeritus
New Jersey Commission on Science and Technology,
    Vice Chairman
Princeton University, Charter Trustee Emeritus
The Rockefeller University, Chairman Emeritus

LEWIS B. CULLMAN
Cullman Ventures, Inc., President
American Chess Foundation, Chairman, Board of Directors
Museum of Modern Art, Vice Chairman, International
    Council and Honorary Trustee
The New York Botanical Garden, Member,
    Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
    President and Chief Executive Officer
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute,
    Chairman, Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Partners, Chairman
Living Centers of America, Director
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

WILLIAM T. GOLDEN
American Association for the Advancement
    of Science, Treasurer and Director
American Museum of Natural History,
    Chairman Emeritus, Board of Trustees
American Philosophical Society, Vice President
Black Rock Forest Consortium, Chairman
Carnegie Institution of Washington,
    Secretary and Trustee
Mount Sinai Hospital, Medical Center and
    School of Medicine, Vice-Chairman
New York Academy of Sciences, Life Governor

JOHN D. GORDAN,III
Morgan, Lewis & Bockius, Partner

BILL GREEN
ClientSoft, Inc., Director
Energy Answers Corporation, Director
New York City Campaign Finance Board,
    Member and Vice Chair
New York City Housing
    Development Corporation, Director
Washington Forecast, Inc., Director

HAROLD J. KINGSBERG
Independent Financial Consultant

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
Cellular Communications, Inc., Director
IGENE Biotechnology, Inc., Director
International CableTel Incorporated, Director
Microbiological Associates, Inc., Chairman

RICHARD R. PIVIROTTO
General Theological Seminary, Trustee
The Gillette Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus
Westinghouse Electric Corporation, Director

JOSEPH T. STEWART, JR.
Johnson & Johnson, Executive Consultant
Foundation of the University of Medicine
    and Dentistry of New Jersey, Trustee
Liposome Co., Inc., Director
Marine Biological Laboratory, Member, Advisory Council
New School for Social Research, Trustee

RAYMOND S. TROUBH
Applied Power Inc., Director
Becton, Dickinson and Company, Director
Foundation Health Corporation, Director
Manville Corporation, Director
Olsten Corporation, Director
Time Warner Inc., Director

ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS